EXECUTIVE EMPLOYMENT AGREEMENT


          EXECUTIVE EMPLOYMENT AGREEMENT, effective this 1st day of February, 2002 ("Effective Date"), between ePHONE Telecom, Inc. (the "Company") and James Meadows (the "Executive") to be entitled, Executive Vice President and Chief Operating Officer.

                                   WITNESSETH

         WHEREAS, the Company wishes to hire the Executive as an employee of the Company to provide the services hereinafter set forth; and

         WHEREAS, the Executive is willing to become an employee of the Company upon the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, intending to be legally bound, the parties agree as follows:

1.       DEFINITIONS

         The following words and terms shall have the meanings set forth below for the purposes of this Agreement:

         1.1. Affiliates. "Affiliates" of the Company, or a person "affiliated" with the Company, are any persons or entities which, directly or indirectly, through one or more intermediaries, controls or are controlled by or are under common control with, the persons or entities specified.

         1.2.  Base Salary.  "Base  Salary"  shall have the meaning set forth in
Section 3.1 hereof.

         1.3. Cause. Termination of the Executive's employment for "Cause" shall mean: (a) failure of the Executive to perform assigned duties or to follow the directives and polices set forth by the President and Chief Executive Officer or Board of Directors; (b) conduct of the Executive, which, if proven, would constitute a crime involving breach of professional ethics or moral turpitude or a felony of any type; (c) conduct of the Executive which injures the business or reputation of the Company; (d) conduct of the Executive which compromises the Executive's ability to perform his job duties; (e) actions or omissions on the part of the Executive that constitute a material breach of any provision of this Agreement.

         1.4. Change in Control of the Company. "Change in Control of the Company" shall mean a change in control that is of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any successor thereto, whether or not the Company is registered under the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred if any person or entity other than the Executive, the Company, or any of its Affiliates or associates, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty-one percent (51%) or more of the combined voting power of the Company's then outstanding securities.

         1.5. Date of Termination. "Date of Termination" shall mean (i) if the Executive's employment is terminated by reason of the Executive's death, the date of the Executive's death, (ii) if the Executive's employment is terminated for Cause or Disability, the date specified in the Notice of Termination, and
(iii) if the Executive's employment is terminated for any other reason, the date on which a Notice of Termination is given or as specified in such Notice.

         1.6. Disability. Termination of the Executive's employment based on "Disability" shall mean termination of the Executive's employment because he is unable to perform the essential functions of his position with or without accommodation due to a disability (as such term is defined in the Americans with Disabilities Act) for three (3) months in the aggregate during any twelve (12) month period. This definition and this Section 1.6 shall be interpreted and applied consistently with the Americans with Disabilities Act, the Family and Medical Leave Act, and other applicable law.

         1.7. Notice of Termination. With the exception of termination due to the Executive's death, any purported termination of the Executive's employment by the Company for any reason or by the Executive for any reason, shall be communicated by a written "Notice of Termination" to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a dated notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated, (iii) specifies a Date of Termination, which shall be not less than thirty (30) days after such Notice of Termination is given, except in the case of the Company's termination of Executive's employment for Cause, for which the Date of Termination may be the date of the notice; and (iv) is given in the manner specified in Section 9.2 hereof.

         1.8. Qualifying Termination. A "Qualifying Termination" shall mean a termination of the Executive's employment by the Executive for any reason that occurs on the effective date of a Change of Control of the Company or within six
(6) full calendar months following the effective date of a Change of Control of the Company

2.       EMPLOYMENT

         2.1. Agreement and Term. The Company hereby employs the Executive and the Executive hereby accepts said employment and agrees to render services to the Company on the terms and conditions set forth in this Agreement. The term of this Agreement shall commence on February 1, 2002, and shall continue from that date until February 1, 2005 ("Expiration Date") unless terminated earlier by either the Company or the Executive as hereinafter provided. If either the Company or the Executive does not wish to renew this Agreement when it expires, or if either the Company or the Executive wishes to renew this Agreement on different terms than those contained herein, it or he shall give written notice of such intent to the other party at least sixty (60) days prior to the Expiration Date. In the absence of such notice, this Agreement shall be renewed on the same terms and conditions contained herein for a term of one (1) year from the Expiration Date. The parties expressly agree that designation of a term and renewal provisions in this Agreement does not in any way limit the right of the parties to terminate this Agreement at any time as hereinafter provided.

         2.2. Duties. During the term of this Agreement, the Executive shall devote his full working time and attention and use his best efforts to further the interests of the Company. The Executive shall perform such services for the Company as is consistent with his position and as directed, from time to time, by the Company. The Executive's initial title shall be Executive Vice President and Chief Operating Officer. During the term of this Agreement the Executive may use such titles as assigned and approved by the Company. The Executive shall not, during the term of the Agreement, be employed or involved in any other business activity, whether or not such activity is pursued for gain, profit or other pecuniary advantage, except for volunteer services for or on behalf of such religious, educational, non-profit and/or other charitable organization as Executive may wish to serve.

3.       COMPENSATION AND BENEFITS

         3.1. Base Salary. The Company shall pay the Executive an initial base salary of twelve thousand five hundred dollars ($12,500) per month (one hundred and fifty thousand dollars ($150,000) per year) ("Base Salary") until the Company's earnings before taxes, depreciation and amortization and excluding acquisitions ("EBTDA"), as determined in accordance with generally accepted accounting principles and consistent with the Company's past practices ("EBTDA"), exceeds five hundred thousand dollars ($500,000) for the year 2002, at which time the Company shall increase the Executive's Base Salary to one hundred seventy five thousand dollars ($175,000) per year. Thereafter, the Company will review the Executive's Base Salary on December 31 of each year of the term of the Agreement.

         3.2. Incentive Bonus. In addition to Base Salary, for the year ending December 31, 2002, the Executive shall be eligible for the incentive bonus described in Exhibit A, attached hereto and incorporated by reference as if fully set forth herein. For each year thereafter, the Company shall establish the criteria by which the Executive shall be eligible for an incentive bonus on or before January 31st of each year of the term of the Agreement.

         3.4. Stock Options. The Executive shall be eligible to participate in any stock option plan established by the Board of Directors for Executives of the Company in accordance with the terms of the Company's stock option plan and the Executive's stock option agreement.

         3.5. Withholding. All payments required to be made by the Company hereunder to the Executive shall be subject to the withholding of such amounts, if any, relating to tax and other payroll deductions as the Company may reasonably determine should be withheld pursuant to any applicable law or regulation.

         3.6. Personnel Policies & Benefit Plans. Except as otherwise provided herein, the Executive's employment shall be subject to the personnel policies which apply generally to the Company's employees as the same may be interpreted, adopted, revised or deleted from time to time, during the term of this Agreement, by the Company in its sole discretion. During the term of the Agreement, the Executive shall be entitled to participate in any Company benefit plans on the same basis as other executive level employees of the Company. The Company reserves the right to change, alter, or terminate benefits, plans and carriers in its sole direction. All matters of eligibility for coverage or benefits under any health, hospitalization, life, disability, or other insurance plan, program or policy shall be determined in accordance with the provisions of the plan, program, or policy; the Company shall not be liable to the Executive, his/her family, heirs, executors, or beneficiaries, for any payment payable or claimed to be payable under any such benefit plan, program, or policy.

4.       SUPPORT AND EXPENSES

         4.1. Office. The Company shall provide the Executive with secretarial services and furnished offices in the Herndon, Virginia area, and in such other location, if any, in which the Executive hereafter agrees to perform services on behalf of the Company, all of which shall be consistent with the Executive's duties and sufficient for the efficient performance of those duties.

         4.2. Expenses. The Company shall reimburse the Executive or otherwise provide for or pay for all pre-approved reasonable expenses incurred by Executive in furtherance of, or in connection with the business of the Company, subject to such reasonable documentation and other limitations as may be established by the Board of Directors.

5.       TERMINATION

         5.1. Termination Due to Death. If the Executive's employment is terminated by reason of the Executive's death, compensation pursuant to Section
3.1 of this Agreement shall expire effective the date of the Executive's death. The entitlement of any beneficiary of the Executive to benefits under any benefit plan shall be determined in accordance with the provisions of such plan.

         5.2. Termination Due to Disability. The Company shall be entitled to terminate the Executive's employment and this Agreement at any time due to the Executive's Disability. If the Executive's employment is terminated due to Disability, compensation pursuant to Section 3.1. of this Agreement shall terminate effective the Date of Termination.

         5.3. Termination by the Company for Cause. The Company shall be entitled to terminate the Executive's employment and this Agreement at any time for Cause. If the Executive's employment is terminated by the Company for Cause, compensation pursuant to Section 3.1. of this Agreement shall terminate effective the Date of Termination. The entitlement of the Executive to benefits under any benefit plan shall be determined in accordance with the provisions of such plan.

         5.4. Termination by the Company Other Than for Death, Disability, or Cause. The Company shall be entitled to terminate the Executive's employment and this Agreement at any time for any reason. If the Executive's employment is terminated by the Company for reasons other than death, Disability, or Cause, and if the Executive executes a general release with language acceptable to the Company on or before the effective Date of Termination and complies with the provisions of Section 5.8 of this Agreement, the Company shall pay the Executive an amount equal to six (6) months of the Executive's Base Salary in a lump sum payable within fifteen (15) business days following the effective date of such release or as mutually agreed by the Company and Executive. The Company shall not be required to pay any amount under this Section unless the Executive executes a general release in a form acceptable to the Company and such release becomes effective.

         5.5Termination by the Executive. The Executive shall be entitled to terminate his employment and this Agreement at any time for any reason. If the Executive terminates his employment, compensation pursuant to Section 3.1 of this Agreement shall expire as of the Date of Termination. The entitlement of the Executive to benefits under any benefit plan shall be determined in accordance with the provisions of such plan.

         5.6. Qualifying Termination. The Executive shall be entitled to terminate his employment and this Agreement for a Change in Control. In the event of a Qualifying Termination, the Executive shall be entitled to the benefits described in Section 5.4 of this Agreement.

         5.7.Cooperation with Company After Termination of Employment. Following termination of the Executive's employment for any reason, the Executive shall fully cooperate with the Company in all matters relating to the winding up of pending work on behalf of the Company including, but not limited to, any litigation in which the Company is involved, and the orderly transfer of any such pending work to other Executives of the Company as may be designated by the Company.

         5.8. Termination by Mutual Consent. Notwithstanding any of the foregoing provisions of this Section 5, if at any time during the course of this Agreement the parties by mutual consent decide to terminate it, they shall do so by separate agreement setting forth the terms and conditions of such termination.

6.       NON-DISCLOSURE AND AUTHORIZATION TO DEDUCT PAY

         6.1. The parties hereto have entered into a Non-Disclosure, Non-Competition and Assignment Agreement (NDNCA), which is attached hereto as Exhibit B, which may be amended by the parties from time to time. The provisions of the NDNCA are intended by the parties to survive and do survive termination or expiration of this Employment Agreement.

         6.2. The Executive has also executed simultaneously with this Agreement the Authorization to Deduct from Pay, which is attached hereto as Exhibit C.

7.       EXECUTIVE'S REPRESENTATIONS AND WARRANTIES

         7.1. No Conflict of Interest. The Executive warrants that he is not, to the best of his knowledge and belief, involved in any situation that might create, or appear to create, a conflict of interest with loyalty to or duties for the Company.

         7.2. Notification of Materials or Documents from Other Employers. The Executive further warrants that he has not brought and will not bring to the Company or use in the performance of responsibilities at the Company any materials or documents of a former employer that are not generally available to the public, unless he has obtained express written authorization from the former employer and the Company for their possession and use.

         7.3. Notification of Other Post-Employment Obligations. The Executive also understands that, as part of his employment with the Company, the Executive is not to breach any obligation of confidentiality that he has to former employers, and agrees to honor all such obligations to former employers during employment with the Company. The Executive warrants that he is subject to no employment agreement or restrictive covenant preventing full performance of duties under this Agreement.

         7.4. Indemnification For Breach. In addition to other remedies that the Company might have for breach of this Agreement, the Executive agrees to indemnify and hold the Company harmless from any breach of the provisions of this Section 7.

8.       ARBITRATION

         8.1. Exclusive Remedy. The parties agree that any dispute between the parties relating to the Executive's performance of his obligations herein or to the termination of this Agreement, with the exception of Section, or the Executive's employment, including, but not limited to, any claim arising out of this Agreement, claims under Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans With Disabilities Act of 1990, Section 1981 of the Civil Rights Act of 1966, as amended, the Family Medical Leave Act, the Executive Retirement Income Security Act, and any similar federal, state or local law, statute, regulation, or any common law doctrine, whether that dispute arises during or after employment with the exception of any dispute arising out of or related to conduct defined in Section 1.3(b), Sections 6 and 8, shall be resolved by arbitration in the Washington, DC metropolitan area, in accordance with the National Employment Arbitration Rules of the American Arbitration Association, as modified by the provisions of this Section 8. The parties each further agree that the arbitration provisions of this Agreement shall provide each party with its exclusive remedy, and each party expressly waives any right it might have to seek redress in any other forum, except as otherwise expressly provided in this Agreement.

         8.2. Arbitrator's Authority. In reaching her/her decision, the arbitrator shall have no authority to add to, detract from, or otherwise modify any provision of this Agreement. The arbitrator shall submit with the award a written opinion, which shall include findings of fact and conclusions of law. Judgment upon the award rendered by the arbitrator may be entered in any court having competent jurisdiction.

         8.3. Effect of Arbitrator's Decision: Arbitrator's Fees. The decision of the arbitrator shall be final and binding between the parties as to all claims that were or could have been raised in connection with the dispute, to the full extent permitted by law. In all cases in which applicable federal law precludes a waiver of judicial remedies, the parties agree that the decision of the arbitrator shall be a condition precedent to the institution or maintenance of any legal, equitable, administrative, or other formal proceeding by the Executive in connection with the dispute, and that the decision and opinion of the arbitrator may be presented in any other forum on the merits of the dispute. The arbitrator's fees and expenses and all administrative fees and expenses associated with the filing of the arbitration shall be paid equally by the parties.

         8.4. Indemnification. In the event that either party breaches this arbitration agreement and attempts to resolve in court claims covered by this provision, they agree to indemnify the other party for all legal costs and attorney's fees incurred to defend such action in court and to enforce the provisions of the arbitration clause.

         8.5. Continuing Nature of Agreement to Arbitrate. The parties acknowledge and agree that their obligations under this arbitration agreement survive the termination of this Agreement and continue after the termination of the employment relationship between the Executive and the Company.

9.       GENERAL PROVISIONS

         9.1. Assignment. The Company may assign this Agreement and its rights and obligations hereunder in whole, but not in part, to any Company or other entity with or into which the Company may hereafter merge or consolidate or to which the Company may transfer all or substantially all of its assets, if in any such case said Company or other entity shall by operation of law or expressly in writing assume all obligations of the Company hereunder as fully as if it had been originally made a party hereto, but may not otherwise assign this Agreement or its rights and obligations hereunder. The Executive may not assign or transfer this Agreement or any rights or obligations hereunder.

         9.2. Notice. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, if to the Company, addressed to its corporate headquarters at the time notice is given, "Attention Board of Directors"; if to the Executive, addressed to his home address as listed in the Company's records at the time notice is given.

         9.3. Amendment and Waiver. No provision of this Agreement may be amended or waived unless (i) such amendment or waiver is in writing and signed by each of the parties hereto.

         9.4. Non-Waiver of Breach. No failure by either party to declare a default due to any breach of any obligation under this Agreement by the other, nor failure by either party to act quickly with regard thereto, shall be considered to be a waiver of any such obligation, or of any future breach.

         9.5. Severability. In the event that any provision or portion of this Agreement, with the exception of Sections 2 and 3, shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

         9.6. Governing Law. To the extent not preempted by Federal law, the validity and effect of this Agreement and the rights and obligations of the parties hereto shall be construed and determined accordance with the law of the Commonwealth of Virginia.

         9.7. Entire Agreement. This Agreement contains all of the terms agreed upon by the Company and the Executive with respect to the subject matter hereof and supersedes all prior agreements, arrangements and communications between the parties dealing with such subject matter, whether oral or written.

         9.8. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the transferees, successors and assigns of the Company, including any Company or Company with which the Company may merge or consolidate.

         9.9.   Headings.   Numbers  and  titles  to  Sections  hereof  are  for
information purposes only and, where inconsistent with the text, are to be disregarded.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date and year first written above.

The Company:                                         ePHONE Telecom, Inc.

                                                     --------------------------
                                                     By:
                                     Title:

The Executive:

                                                     --------------------------
                                                     James Meadows

                                    EXHIBIT A
                          INCENTIVE BONUS PLAN FOR 2001

The Executive shall be eligible for an incentive bonus for the calendar year ending December 31, 2002 based on the Company's achievement of the following net sales:

         Net Sales:                                      Incentive Bonus Amount
         Between $ and $:
         Between $ and $
         Between $ and $
         Over $



The amount of the Company's Net Sales shall be determined for the year ending December 31, 2002 in accordance with generally accepted accounting principles and consistent with the Company's past practices. For purposes of this Incentive Bonus Plan, Net Sales shall be defined as Gross Sales Less Returns and shall not include any amounts for sales derived by acquisitions. The Company in its sole discretion shall determine the amount of Net Sales and such determination shall be final, binding, and conclusive. The entire Incentive Bonus, if any, shall be payable within thirty (30) days of the Company's receipt of its year-end audited financial report. The Executive must be employed by the Company at the time the Incentive Bonus is payable in order to be eligible for the Incentive Bonus.

In the event the Executive's employment is terminated pursuant to Section 5.1, 5.2, 5.4, 5.6 or 5.9 of this Agreement prior to the date the Incentive Bonus is payable, the amount of the Incentive Bonus, if any, will be prorated for the number of days that Executive was employed during the fiscal year.

                                    EXHIBIT B

            NON-DISCLOSURE, NON-COMPETITION AND ASSIGNMENT AGREEMENT



THIS  AGREEMENT  (the  "Agreement")  is  entered  into  on  this  ______  day of
________________,  200__  by  and  between   ___________________________________
("Employee"), and ________ Ltd. (the "Company").

This Agreement shall be effective as of the date of employment of a new employee, or in the case of a current employee, on the date signed by the employee ("Effective Date").

                                    RECITALS

WHEREAS, Employee is, or is about to become, an employee of the Company, and will have access to the Company's private and proprietary information;

WHEREAS, in order to protect the Company's proprietary information, in which the Company has made a substantial investment, and to protect the Company from unfair competition involving disclosure of that information, Employee has agreed to enter into this Agreement;

NOW, THEREFORE, in consideration of continued employment, and other good and valuable consideration, receipt of which is hereby acknowledged, Employee and the Company, intending to be legally bound, agree as follows:

1. Proprietary Information. Employee acknowledges that Employee has or will have access to confidential Company proprietary information, including but not limited to, for example: the operating systems used by the Company and maintenance thereof, information or data relating to the creation, development, characteristics, implementation and marketing of any Company product or service or business operation, including without limitation methods of operation, product capabilities, product design, details of contacts with customers, consultants, suppliers or employees, customer lists, the identity of customers and prospective customers, products, proposed products, former products, costs, profit margins, business plans, strategies, forecasts, unpublished financial information, budgets, projections, the identity of employees and their expertise and salaries, designs, drawings, Inventions (defined below), discoveries, improvements, research or development, test results, specifications, formulas, data, know-how, formats, copyrights, trade secrets, software, computer code or files, marketing methods, patents and/or patent applications, policies, plans, personnel, suppliers, competitors, markets or other specialized information or proprietary matters relating to the business of Company ("Proprietary Information"). Proprietary Information shall be broadly defined. It includes all information that has or could have commercial value or other utility in the business in which the Company is engaged or in which it contemplates engaging. It also includes all information of which the unauthorized disclosure is or could be detrimental to the interests of the Company, whether or not such information is identified as Proprietary Information by the Company.

         A. Employee agrees to keep secret and retain in strictest confidence all Proprietary Information. Employee shall not at any time during or after employment, except with the express prior written consent of the President, directly or indirectly disclose, communicate or divulge any Proprietary Information to any person, or use any Proprietary Information, for the benefit of him/herself or any person other than the Company. Employee agrees that this promise shall never expire.

         B. Employee acknowledges that the Company would be severely damaged if Employee used or disclosed Proprietary Information for any purpose other than the Company's authorized business purposes. To prevent Employee from breaking the promise not to disclose this information, accidentally or intentionally, Employee further agrees that, for a period of two years from the termination of Employee's Company employment, Employee will not accept any employment or engage in any activity, without the Company's written consent, if the loyal and complete fulfillment of Employee's duties would inherently require Employee to reveal or utilize trade secrets or other Company proprietary information which Employee has promised not to disclose, as reasonably determined by Company. Employee agrees to discuss such other employment or activities with the President of the Company before undertaking them.

         C. The restriction contained in paragraph 1.A shall not apply to any Proprietary Information that (i) was known by the Employee on or prior to the commencement of Employee's employment with the Company, (ii) was developed by the Employee independently, without the use of any Proprietary Information of Company, or
                  (iii) on or prior to the Effective Date, through no fault of the Employee, becomes publicly known from another source that is under no obligation of confidentiality to the Company. Except as disclosed on Schedule 1 to this Agreement, Employee does not know anything about the Company's Proprietary Information, other than the information he or she has learned from the Company. Employee has also disclosed on Schedule 1 a complete list of all Inventions (defined below) proprietary to Employee and which Employee wants to exclude from the application of this Agreement. The Company agrees to receive and hold all such disclosures in confidence.

         D. Employee agrees not to remove any materials relating to the work performed at the Company without the prior written permission of the President of the Company. Employee agrees to return all such material and/or Proprietary Information in Employee's possession to the Company immediately upon request, and in any event upon termination of employment. Employee shall thereafter make no further use, either directly or indirectly, of any such materials and/or Proprietary Information.

         E. All works prepared, created or furnished by Employee, or to which Employee has contributed or contributes during the term of his or her engagement by the Company, are and shall constitute "works made for hire" within the meaning of the United States Copyright Law, and accordingly, all present and future right, title and interest in and to all such works throughout the world, in any and all media now known or hereafter developed, including but not limited to all copyrights (and all renewals and extensions thereof), shall vest in and belong solely to Company.

         F. If any of the works described in Paragraph E or any of Employee's contribution(s) thereto shall not, for any reason, at any time, qualify as "works made for hire," Employee hereby irrevocably assigns and conveys to the Company all present and future right, title and interest in and to all such works, throughout the world, in any and all media now known or hereafter developed, including but not limited to all copyrights therein (and all renewals and extensions thereof) along with all causes of action, including those for infringement, known or unknown, which have accrued or will accrue, from the conception or creation of each such work.

         G. Without limiting the scope of the foregoing, Employee hereby assigns, transfers and conveys to the Company all right, title and interest throughout the world, in any and all media now known or hereafter developed, in and to all information, concepts, matter or material which Employee conceives, creates, develops or contributes to, including but not limited to any and all ideas, designs, inventions and/or patentable matter created or conceived by Employee during his or her engagement by Company, along with all causes of action, known or unknown, which have accrued or will accrue, from the conception or creation of any or all of the foregoing.

         H. Employee further agrees to disclose to the Company in writing, within 30 days of discovery, development or production, any and all inventions, discoveries, developments, improvements, designs, processes, techniques, know-how, data, works of authorship or other tangible work product, and original materials, whether or not patentable or registerable under copyright or similar statutes, made, conceived, reduced to practice, or learned by Employee (either alone or jointly with others) during the period of his or her employment, that are related to or useful in the business of the Company, or which result from or are related to tasks assigned to Employee by the Company or the use of premises, equipment or materials owned, leased, or otherwise acquired or used by the Company (all of the foregoing are referred to herein as "Inventions"). Employee acknowledges and agrees that all Inventions belong to and shall be the sole property of the Company and shall be Inventions of the Company subject to the provisions of this Agreement. Employee irrevocably assigns to the Company all right, title, and interest Employee may have or may acquire in and to all Inventions, including, without limitation, copyright, trademark, trade secret, patent, and work rights, along with all causes of action, known or unknown, which have accrued or will accrue, from the conception or creation of any or all of the foregoing. Employee acknowledges and agrees that no rights relating to any Invention are reserved to Employee.

         I. Employee agrees to sign and deliver to the Company (either during or after his or her employment) such other documents as the Company considers desirable to evidence or effect the assignment of all rights of Employee, if any, in any Inventions to the Company and the Company's ownership of such Inventions. In the event the Company is unable to secure Employee's signature on any document necessary to apply for, prosecute, obtain, or enforce any patent, copyright, or other right or protection relating to any Invention, whether due to mental incapacity or any other cause, Employee hereby irrevocably designates and appoints the Company and each of its duly authorized officers and agents as his or her agent and attorney-in-fact, to act for and in his behalf and stead to execute and file any such documents and to do all other lawfully permitted acts to further the prosecution, issuance, and enforcement of patents, copyrights, or other rights or protections with the same force and effect as if executed and delivered by the Employee.

         J. Employee will not disclose to the Company, or use, or induce the Company to use, any proprietary information or trade secrets of others. Employee represents and warrants that he or she has returned all property and confidential information belonging to others, and that all works prepared, created or furnished by Employee, or to which Employee has contributed or contributes during the term of his or her engagement by Company, have been and shall be original and do not and shall not infringe or violate the rights of any other person or entity under any laws, including but not limited to any copyright, trademark, trade secret and/or patent laws, anywhere in the world.

         K. Employee shall indemnify, defend and hold the Company, its employees, officers, directors, agents, representatives, licensees and customers (including, without limitation, other staff members of Company) harmless from and against any and all losses, costs, expenses and fees (including reasonable attorneys' fees) arising from or in connection with any direct or third-party claim(s), action(s) or proceeding(s) which arise in connection with a knowing, intentional act by the Employee which results in an actual or threatened breach of Employee's warranties, representations or covenants set forth herein. Without in any way limiting the foregoing, it is expressly understood and agreed that Company shall have the right, but not the obligation, to retain counsel of its own choice in connection with any such third-party claim(s), action(s) or proceeding(s).

2. Covenant Not to Solicit Employees. Employee agrees not to solicit for employment (or to assist with such solicitation), or to hire (including employment as a full-time or part-time employee or as a consultant) any employee or former employee of the Company, for a six-month period after the termination of Employee's employment with the Company. The restrictions set forth in this paragraph apply to the solicitation or hiring of any person who is, or within the six months before the termination of Employee's employment, was an employee or consultant of the Company.

3. Covenant Not to Solicit Customers. Employee agrees not to solicit (or to assist with such solicitation) any customer or client of the Company to forego purchasing the Company's products or services and/or switch to another company's products or services, for a one year period after the termination of Employee's employment with the Company. For the purpose of this paragraph, the terms "customer" and "client" include any person, private entity or governmental entity (or employee or agent thereof), within or outside the United States of America, with whom the Company does or has done business, to whom the Company's products or services have been provided or sold, whom the Company has solicited for funds, and/or to whom the Company is making, has made, or plans or has planned to make business contacts or sales calls, within the one year before the termination of Employee's employment, and with whom the Employee has had direct or indirect contact or whose business Employee has worked on or supervised.

4. Covenant Not to Compete. During the term of the Employee's Company employment, the Employee shall not engage in any way, directly or indirectly, in any activities or business in competition with or any way detrimental or adverse to the Company, its business, or its operations. Employee agrees that for six months after the termination of Employee's Company employment, Employee (including any entity controlled by Employee, and any agent or employee of Employee) shall not compete with the Company, or, directly or indirectly, own, manage or control, or participate in the ownership, management, or control of any corporation, partnership, proprietorship, firm, association or other business entity which competes with the Company, without first obtaining the prior written consent of the President of the Company. Expiration of the six month period herein shall in no way limit or abridge any proprietary or other rights which the Company may have in law or in equity.

5. Injunctive Relief. Employee expressly agrees and understands that any breach by Employee of this Agreement will result in irreparable harm to the Company, and that the damages flowing from such breach cannot be adequately measured in monetary terms. Employee further expressly acknowledges that the remedy at law for any breach by Employee of this Agreement will be inadequate. Accordingly, it is agreed that the
         Company shall be entitled, among other remedies, to immediate injunctive relief, including a temporary restraining order, preliminary injunction and permanent injunction for any such breach or threatened breach. In addition to this injunctive relief, a breach of any covenant of Employee contained herein shall also give rise to such monetary damages as are available in law or equity.

6. No Hardship on Employee. Employee has carefully considered the nature and extent of the restrictions upon him or her and the rights and remedies conferred upon the Company under this Agreement, and hereby acknowledges and agrees that the same are reasonable in time and territory, are designed to eliminate unfair business practices that otherwise would be unfair to Company, are fully required to protect the legitimate interests of the Company and do not confer a benefit upon the Company disproportionate to the detriment imposed upon Employee.

7. Prior Commitments. Employee has no other agreements, relationships, or commitments to any other person or entity that conflict with Employee's obligations to the Company under this Agreement.

8. Severable Provisions. The provisions of this Agreement are severable, and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions or parts thereof shall nevertheless be binding and enforceable.

         In the event that any provision of this Agreement is deemed unenforceable, the Company and Employee agree that a court of competent jurisdiction shall reform such provision to the extent necessary to cause it to be enforceable to the maximum extent permitted by law. The Company agrees that they desire the court to reform such provision, and therefore agree that the court will have jurisdiction to do so and that they will abide by what the court determines.

9. Assignment. Employee's duties under this Agreement shall not be assignable or delegable by Employee without the prior written consent of the Company.

10. Binding Agreement. The rights and obligations of the Company and Employee under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company, and to the extent legally permissible, to and upon the heirs, legal representatives and assigns of Employee.

11. Waiver. Any party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party thereafter from enforcing any provision of this Agreement. The rights granted the parties herein are cumulative and the waiver by a party of any single remedy shall not constitute a waiver of such party's right to assert any other legal remedies.

12. Governing Law. This Agreement is made in Virginia and shall be governed and construed according to the laws of the Commonwealth of Virginia.

13. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter hereof, supersedes all prior understandings and agreements relating to the subject matter hereof and may not be modified except in writing, signed by all parties.

14. Attorneys' Fees. In the event either party hereto finds it necessary to employ legal counsel or to bring an action at law or other proceeding against the other party to enforce any of the terms, covenants or conditions hereof, the party prevailing in any such action or other proceeding shall be paid all reasonable attorneys' fees by the other party as well as costs.

15. Consideration. Employee acknowledges that he or she has not been promised, and shall not claim, any additional or special payment not set forth specifically herein, for compliance with the covenants and agreements contained herein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement. Employee acknowledges that he or she has read and understands this Agreement.





Witnessed by:                                   EMPLOYEE:

---------------------------------               ------------------------------




--------------------------------                -----------------------------
(Print Full Name)                               (Print Full Name)






                                                    COMPANY



                                                    By:
                                                    ---------------------------

                                   Schedule 1





Prior Knowledge of Company's Proprietary Information




















Excluded Inventions

                                    EXHIBIT C


TO:      ePhone Telecom, Inc.
         1145 Herndon Parkway
         Herndon, Virginia 20170

RE:      Authorization to Deduct from Pay

The undersigned, James Meadows (Employee), hereby confirms that:

1) That he has accepted a position as an employee of ePhone Telecom, Inc. ("ePhone"); and

2) Employee acknowledges that during the course of his employment ePhone will provide him with the equipment and other tools necessary to perform his duties, including, but not limited to, computing equipment, cell phone, pager, credit or calling cards (the "Business Tools"), all of which are and shall remain the sole and exclusive property of ePhone, notwithstanding that Employee may be responsible for the settling of all balances with any third party vendors who provided services for any of the Business Tools;

3) Employee acknowledges and agrees that he shall return any and all Business Tools and repay any outstanding balances due on any accounts associated with the Business Tools, upon termination of employment with ePhone, regardless of the circumstances of such termination.

4) In the event that Employee fails to return any or all of the Business Tools or to satisfy any associated accounts as of the effective date of his termination, ePhone shall be entitled, and Employee hereby expressly authorizes ePhone, to withhold from and offset against Employee's pay, including regular pay, vacation pay, bonuses, severance pay or other compensation, any amounts due ePhone from Employee. For the purposes hereof, the value of equipment not returned by Employee shall be calculated based on its book value as consistently applied by ePhone to its other business equipment. ePhone shall be entitled to use such funds to pay the outstanding balances of any credit or other accounts for which ePhone is a guarantor or otherwise ultimately liable, even if such accounts are not overdue as of the Employee's termination date.

5) Nothing contained herein shall be deemed to be a waiver of ePhone's rights to pursue Employee for any balance owing to ePhone for Business Tools after application of all wages or other payments due Employee on termination.

This authorization is made in favor of ePhone this ____ day of _________, 20___ by:


----------------------------------------
Employee Signature

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Printed Name